EQ ADVISORS TRUSTSM

EQ/Core Plus Bond Portfolio

SUPPLEMENT DATED FEBRUARY 27, 2026 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. This Supplement supersedes and replaces the Supplement filed on February 26, 2027. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

The following changes are being made to the Summary Prospectus, Prospectus and SAI:

The section of the Summary Prospectus and Prospectus entitled “EQ/Core Plus Bond Portfolio — WHO MANAGES THE PORTFOLIO — Sub-Adviser: Brandywine Global Investment Management, LLC (“Brandywine Global” or the “Sub-Adviser”)” is amended to add the following information:

Name	Title	Since
Paul Mielczarski	Head of Global Macro Strategy and Portfolio Manager of Brandywine Global	2025

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Brandywine Global Investment Management, LLC.” is amended by deleting the first paragraph in its entirety and replacing it with the following information:

Brandywine Global Investment Management, LLC (“Brandywine Global”), 1735 Market Street, Philadelphia, Pennsylvania 19103, serves as Sub-Adviser to the portion of the EQ/Core Plus Bond Portfolio allocated to Brandywine Global. Brandywine Global acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2025, Brandywine Global’s total assets under management were approximately $64.1 billion.

Anujeet Sareen, CFA® is a portfolio manager for Brandywine Global’s global fixed income and related strategies. Prior to joining Brandywine Global in 2016, Mr. Sareen was employed at Wellington Management since 1994 where he served as a managing director of global fixed income and a global macro strategist, as well as Chair of the Currency Strategy Group.

Brian L. Kloss, JD, CPA is a portfolio manager on the Global Fixed Income team. He joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Prior to joining Brandywine Global, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC.

Tracy Chen, CFA®, CAIA is a portfolio manager and head of Structured Credit for Brandywine Global. Ms. Chen is responsible for conducting credit analysis on mortgage-backed securities (MBS) with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined the firm in August 2008.

Paul Mielczarski is a portfolio manager on the Global Fixed Income team. He joined Brandywine Global in January 2023. As Head of Global Macro Strategy and portfolio manager, Mr. Mielczarski is responsible for providing proprietary global macroeconomic research to support our Global Fixed Income team’s investment process. Prior to joining Brandywine Global, he served as Director of Portfolio Strategy for two years at Ontario Teachers’ Pension Plan after working for five years as a portfolio manager.

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The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — Brandywine Global Investment Management, LLC (“Brandywine Global”)” is amended to add the following information:

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of January 31, 2026						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

EQ/Core Plus Bond Portfolio
Paul Mielczarski	9	$2.961B	28	$5.299B	32	$13.754B	0	N/A	1	$78.025M	7	$7.947B

Ownership of Shares of the Portfolio as of January 31, 2026

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Core Plus Bond Portfolio
Paul Mielczarski	X